Offerings - Offering: 1	Oct. 09, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 30,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,143.00
Offering Note	The transaction value is based upon the offer to purchase up to the amount of shares of common stock, par value $0.001, of PIMCO Capital Solutions BDC Corp. that can be repurchased with approximately $30,000,000.00. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.